UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                             _____________________

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 30, 2005


                             WYNN RESORTS, LIMITED
            (Exact name of registrant as specified in its charter)


        Nevada                       000-50028                 46-0484987
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation)                                        Identification No.)


                              WYNN LAS VEGAS, LLC
            (Exact name of registrant as specified in its charter)


          Nevada                      333-98369               88-0494878
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
   of incorporation)                                       Identification No.)


       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                    89109
(Address of principal executive offices of each registrant)     (Zip Code)


                                (702) 770-7555
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

The Wynn Las Vegas casino resort includes an art gallery that displays rare paintings from The Wynn Collection, a private collection of fine art owned by Mr. and Mrs. Stephen A. Wynn. Mr. Wynn is the Chairman of the Board and Chief Executive Officer of Wynn Resorts, Limited ("WRL"), and Mrs. Wynn is a Director of WRL. Prior to June 30, 2005, Wynn Las Vegas, LLC ("WLV"), a wholly owned subsidiary of WRL, leased The Wynn Collection from Mr. and Mrs. Wynn. On June 30, 2005, Mr. Wynn, WRL and WLV restructured the lease arrangements for The Wynn Collection, including entry into the following agreements:

     o an Agreement of Termination, dated as of June 30, 2005, between Mr. Wynn and WLV, terminating the Third Amended and Restated Art Rental and Licensing Agreement, dated as of August 6, 2004, by and between Mr. Wynn and WLV;

     o a Fourth Amended and Restated Art Rental and Licensing Agreement, dated as of June 30, 2005, by and between Mr. Wynn and Wynn Gallery, LLC ("Wynn Gallery"), a wholly owned subsidiary of WRL; and

     o an Art Gallery Lease, dated as of June 30, 2005, between WLV and Wynn Gallery.

The terms of the Fourth Amended and Restated Art Rental and Licensing Agreement are substantially the same as those of the Third Amended and Restated Art Rental and Licensing Agreement, except that Wynn Gallery, instead of WLV, leases The Wynn Collection from Mr. Wynn. The annual rental fee continues to be $1. Wynn Gallery is entitled to retain all revenues from the public display of The Wynn Collection and the related merchandising revenues, and is responsible for all expenses incurred in exhibiting and safeguarding The Wynn Collection, including the cost of insurance (including terrorism insurance) and taxes relating to the rental of The Wynn Collection. After specified notice periods, Wynn Gallery or Mr. Wynn may terminate the lease. Subject to certain notice restrictions, Mr. Wynn has the right to remove or replace any or all of the works of art displayed in the art gallery.

Under the Art Gallery Lease, Wynn Gallery leases from WLV the space in the Wynn Las Vegas casino resort in which The Wynn Collection is displayed. The maximum term of the lease is ten years, and monthly rent is $11,342 (the "Base Rent") plus 50% of the net profits of the art gallery to the extent such amount exceeds the Base Rent. In addition, under the Art Gallery Lease, WLV will provide certain services to Wynn Gallery in connection with the operation of the art gallery, including utilities, cleaning, pest control, personnel services and insurance coverage. In consideration for these services, Wynn Gallery will pay WLV an amount equal to its out-of-pocket expenses incurred in providing such services plus a fee equal to 5% of such expenses.


Item 1.02.   Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Report is incorporated herein by reference.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 5, 2005

                                              Wynn Resorts, Limited


                                              By:  /s/ John Strzemp
                                                   ------------------------
                                                   John Strzemp
                                                   Chief Financial Officer

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2005

                                              WYNN LAS VEGAS, LLC

                                              By: Wynn Resorts Holdings, LLC,
                                                    its sole member

                                              By: Wynn Resorts, Limited,
                                                    its sole member


                                              By: /s/ John Strzemp
                                                  --------------------------
                                                  John Strzemp
                                                  Chief Financial Officer